As filed with the Securities and Exchange Commission on March 8, 2013
File Nos. 33-499 and 811-4417

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement Under the Securities Act of 1933
Post-Effective Amendment No. 45
and
Registration Statement Under the Investment Company Act of 1940
Amendment No. 46

SHELTON FUNDS – SHELTON GREEN ALPHA FUND
(Exact Name of Registrant as Specified in its Charter)

44 Montgomery Street, Suite 2100, San Francisco, California 94104
(Address of Principal Executive Office)

Registrant's Telephone Number: (415) 398-2727

STEPHEN C. ROGERS
44 Montgomery Street, Suite 2100, San Francisco, California 94104
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
|X|	immediately upon filing pursuant to Rule 485(b)
|_|	on ______________ pursuant to Rule 485(b)
|_|	60 days after filing pursuant to Rule 485(a)(1)
|_|	75 days after filing pursuant to Rule 485(a)(2)
|_|	on _______ pursuant to Rule 485(a)

Please Send Copy of Communications to:

Timothy Johnson, Esq.
Reed Smith LLP
225 Fifth Avenue
Pittsburgh, Pennsylvania  15222
Telephone: (412) 288-1484

SHELTON FUNDS
CONTENTS OF POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of Post-Effective Amendment

Part A -	Summary & Statutory Combined Prospectus for shares of Shelton Green Alpha Fund

Part B -	Statement of Additional Information for shares of Shelton Green Alpha Fund

Part C -	Other Information

Signature page

Prospectus

March 8 , 2013

SHELTON GREEN ALPHA FUND

Ticker:  NEXTX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity or the Federal Deposit Insurance Corporation (FDIC).

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SHELTON GREEN ALPHA FUND

Table Of Contents

Shelton Green Alpha Fund Summary
Investment Objectives, Strategies and Risk
Management and Organization
Additional Non-Principal Investment Related Risks
How to Buy Shares
How to Sell Shares
Other Policies
Dividends & Taxes
Privacy Statement
Financial Highlights

This Fund may not be available in your state.   Please check with your Advisor to determine if the Fund is available for sale in your state.

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SHELTON GREEN ALPHA FUND SUMMARY SECTION
Ticker Symbol: NEXTX

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation by investing in stocks in the green economy.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees (fee paid directly from your investment)

Sales and redemption charges	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and Service (12b-1) Fee	None
Other expenses *	0.38%
Total Annual Fund Operating Expense s	1.38%

A $10 account fee will be charged to accounts with a balance of less than $10,000.

*”Other Expenses” are based on estimated amounts for the current fiscal year ending August 31, 2013.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$140	$437

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests primarily in common stocks of companies that Green Alpha Advisors (the “Sub-Advisor”) believes are leaders in managing environmental risks and opportunities, have above average growth potential and are reasonably valued.   U nder normal market conditions, at least 80% of the Fund’s total assets (which includes the amount of any borrowings for investment purposes) will be invested in U.S. common stocks and American Depository Receipts (“ADRs).   The Fund may invest in companies of all sizes and seeks diversification by economic sector.

The companies are part of a proprietary universe of green economy companies.   A “green economy” company is one that works to improve human well-being and social equity while significantly reducing environmental risks and ecological scarcities.  The sub-advisor maintains a proprietary list of roughly 300 companies from several industries and economic sectors that, in its sole and absolute discretion, meet this requirement.   This list is created after a review of a company’s business plan, activities and operating policies.  Stocks to be purchased by the fund are selected from this green economy universe by the Sub-advisor using quantitative and qualitative analysis.  Quantitative analysis refers to a mathematical review of the companies’ operating performance and qualitative analysis refers to the sub-advisor’s exercise of judgment when evaluating the future prospectus of a company.

In addition to applying macro-economics, the Fund managers will employ fundamental analysis designed to evaluate each company’s financial condition and relative industry position.  Fundamental criteria used to evaluate financial condition include, but are not limited to, earnings and revenue history, growth rates, strength of balance sheet, and valuation metrics including price to book, price to sales, price to earnings and price/earnings to growth ratio.  Criteria used to evaluate relative industry position include, but are not limited to, geographic sources of revenues and individual business lines and comparative data and financial ratios   of competitors.

The Fund’s managers seek to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objectives.  The Fund’s managers generally will consider selling equity securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives or desired valuation metrics , other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the managers deem consistent with the Fund’s investment objectives.

Although the Fund will attempt to invest as much of its assets as is practical in common stocks , the Fund may maintain a reasonable (up to 20%) position in U.S. Treasury Bills and money market instruments to meet redemption requests and other liquidity needs.

The Fund may invest in stock futures contracts when the managers are holding cash or cash equivalents and want to keep the Fund fully exposed to the equity markets.  Utilizing futures allows the managers to maintain a high percentage of the portfolio in the market while maintaining cash for short-term liquidity needs and other purposes.

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Principal Risks

The Fund’s principal risks include:

Stock Market Risk: The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund may lose money.

Common Stock Risk:   Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value .

Liquidity Risk. The Fund may invest in securities in the green economy that cannot be traded quickly enough in the market to prevent a loss or make the required profit.

Management Risk:  The Fund’s performance will reflect in part the Sub- Advisor ’s ability to implement its investment strategy and make investment decisions which are suited to achieving the Fund’s investment objective.  A strategy used by the investment management team may fail to produce the intended results.  The Fund may underperform its benchmark or other mutual funds with similar investment objectives.

Equity Investing Risk: The Fund may invest in small, medium and large-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments in, for example, fossil fuel green energy securities outperform Fund portfolio stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

Environmental Investing Risk:  The Fund’s environmental criteria limit s the available investments compared to similar funds that do not have the same criteria limits .    Accordingly, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

Small- or Medium-Sized Company Risk:  Investing in securities of small- and medium sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

ADR Risk:   ADR’s maintain an element of foreign investment risk even though they are traded in U.S. denominations on U.S. Stock markets.  Foreign companies operate differently than U.S. Companies; as a result, the Fund may encounter risks not typically associated with those of U.S. companies.  For instance, foreign companies are not subject to the same accounting, auditing and financial reporting standards and procedures as required from U.S. companies; and their stocks may not be as liquid as stocks of similar U.S. companies.  Additionally, foreign stock exchanges, brokers and companies generally have less government supervision and regulation than their counterparts in the United States.  As a result, these factors could negatively impact the return of the Fund.

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All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.  These and other risks are discussed in more detail in the Statement of Additional Information.

Management

Investment Advisor and Sub- Advisor

On February 14, 2013 the Board of Trustees of the Shelton Funds approved the appointment of Shelton Capital Management, a California limited partnership, to serve as investment adviser to the Fund (“Shelton Capital” or the “ Advisor ”) .  The advisory agreement between Shelton Capital Management and Green Alpha Advisors was approved by the Fund’s Board of Trustees and was executed for an initial two-year term effective March 8, 2013.   On February 14, 2013 the Board of Trustees of the Shelton Funds approved Green Alpha Advisors, LLC   to serve as the investment sub- advisor to the Fund (“Green Alpha Advisors” or the “Sub- Advisor ”).  The sub-advisory agreement between Shelton Capital Management and Green Alpha Advisors was approved by the Fund’s Board of Trustees and was executed for an initial two-year term effective March 8, 2013 .

Portfolio Managers

Jeremy Deems and Garvin Jabusch will serve as Co-Portfolio Managers of the Fund.  Messrs. Deems and Jabusch have served as portfolio managers of privately managed assets since July 2007.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment	IRA Minimum
IRA accounts with Automatic Investment Plan (“AIP”)*	$ 500	$100
All other Funds’ accounts	$1,000	$250	$1,000

* A minimum monthly contribution of $100 is required for AIP accounts.  For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, by check, by exchange, by access our website (sheltoncap.com) or by telephone (800-955-9988), if you have elected telephone privileges.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

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Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Strategies and Risks

The Shelton Green Alpha Fund is a diversified mutual fund that seeks to achieve long-term capital appreciation by investing in U.S. common stock equities and sponsored ADRs in the green economy.   Sponsored ADRs are issued in co operation with the underlying foreign company whose equity shares will underly the ADR shares.   With the corporation’s sponsorship, the ADRs created in the issuance usually afford their owners the same rights normally given to stockholders, such as voting rights.

The Fund’s manager seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objective, for example when the manager believes such securities have potential for capital appreciation, value potential, or income producing potential. The Fund’s manager generally will consider selling equity securities from the Fund’s portfolio when the manager believes that such securities are no longer consistent with the Fund’s investment objectives, other securities appear to offer more compelling opportunities, or to meet redemption requests and in other circumstances that the manager deems appropriate consistent with the Fund’s investment objectives. Although the Fund will attempt to invest as much of its assets as is practical in growth and value stocks in the green economy, the Fund may maintain a reasonable (up to 20%) position in U.S. Treasury Bills and money market instruments to meet redemption requests and other liquidity needs. The Fund may invest in stock futures contracts when the manager wants to keep the net assets of the Fund fully invested in the equity markets but is holding some portion of the portfolio in cash equivalents.   Utilizing futures allows the manager to maintain a high level of exposure to the equity markets while maintaining cash for liquidity needs.

The Fund is subject to risks, any of which could cause the Fund to lose money.   The principal risks include:

Stock Market Risk: The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, an investment in this Fund may lose money.

Small- or Medium Sized Company Risk:   The Fund invests in small and medium sized companies from many sectors.   In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector.  These types of companies may have narrower markets for their goods and services as well as limited markets and financial resources.  There will generally be less publicly available information concerning these securities and adverse publicity and investor perceptions, can decrease the value and liquidity of the securities held by the Fund.  As a result, their performance can be more volatile and they fact greater risk of business failure, which could increase the volatility of the Fund.

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Economic and Political Events Risks: Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Sector Risks: The Fund is primarily invested in U.S. and non U.S. growth and value stocks and is designed to provide potential for long-term capital appreciation. At times the Fund may hold a significant position in a specific sector, therefore the Funds’ performance may be significantly impacted by the performance of a single sector.

Equity Investing Risks: The Fund may invest in small and illiquid, medium and large-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where alternative investments in , for example, fossil fuel energy securities outperform Fund portfolio stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

Stock Futures Risk: The Fund’s primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund’s performance will be impacted. Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss for the Fund. In an effort to minimize this risk, the Fund will not use futures for speculative purposes or as leverage. It is the Fund’s policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

Environmental Investing Risk:  The Fund’s environmental criteria limit the available investments compared with funds with no such criteria.   Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.

All mutual funds take investment risk. Therefore, it is possible to lose money by investing in the Fund.

Management and Organization

Fund Management

The investment adviser for the Fund is Shelton Capital Management, A California limited partnership, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104 (the “ Advisor ”). Shelton Capital Management has $900 million of assets under management as of December 31, 2012 . Shelton Capital has been managing mutual funds since 1985. Shelton Capital is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the portfolio, Shelton Capital Management receives a management fee from the Fund of 1.00%.  A discussion regarding the basis for the Board’s approval of the investment advisory agreements for the Fund is available in the Fund’s statement of additional information.

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Shelton Capital has contractually delegated the day-to-day portfolio management responsibilities of the Fund to Green Alpha Advisors, LLC.  Green Alpha Advisors ( the ”Sub - Advisor”) , who have their offices in Boulder, Colorado and, as of December 31, 2012 have managed and advised approximately $ 2.7 million in assets.

The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

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Additional Non-Principal Investment Strategies and Related Risks

American Depository Receipts (ADRs)

The Fund may invest in unsponsored ADRs.  Such investments may subject the Fund to significant investment risks that are different from, and in addition to, those related to investments of U.S. domestic issuers or in the U.S. markets.  Unsponsored ADRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as that for sponsored ADRs.

Portfolio Turnover

The Fund generally intends to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a fund, eg. commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some funds, annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions

In drastic market conditions, the manager may sell all or some of the Fund’s securities and temporarily invest th e Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the Fund may not be achieved.

Valuation Risk

Some or all of the securities held by a Fund may be valued using “fair value” techniques, rather than market quotations, under the circumstances described in this Prospectus under “How Fund Shares Are Priced.” Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always best represent the price at which a Fund could sell the affected portfolio security or result in a more accurate net asset value per share of a Fund.

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Opening an Account

Shares of the Fund may be purchased through the Fund’s distributor or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Fund’s distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them.

You’ll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for the Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment	IRA Minimum
IRA accounts with Automatic Investment Plan (“AIP”)*	$ 500	$100
All other Fund accounts	$1,000	$250	$1,000

* A minimum monthly contribution of $100 is required for AIP accounts.   For additional information on our AIP program, see section titled “Automatic Investment Plan” in the Prospectus.

The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

Buying and Selling Shares

If you need an account application call us at (800) 955-9988 or download an investment kit from our website at www.sheltoncap.com. Keep in mind the following important policies:

•	The Fund may take up to 7 days to pay redemption proceeds.

•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.

•
If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

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•	The Fund may refuse any purchase or exchange purchase transaction for any reason.

How to Buy Shares

Initial Purchase

Make your check payable to the Fund and mail your check with the application to ALPS Fund Services, Inc., at the address indicated below. Please note the minimum initial investments previously listed.

Shelton Funds
C/O Alps Fund Services, Inc.
P.O. Box 2482
Denver, CO 80201

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

Shelton Funds
P.O. Box 387
San Francisco, CA 94104-0387

You also may buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to ALPS Fund Services, Inc., the Fund’s agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details.   You should keep in mind that y our purchase and redemption orders must be submitted to your securities broker or other financial intermediary by 4:00 p.m. Eastern Time in order to receive the current day's price.

You can open a new account online.   Go to www.sheltoncap.com and follow the online instructions.   Please be sure to first read the Fund prospectus before investing.

Purchasing by Exchange

You may purchase shares in the Fund by exchanging shares from an account in one of the other Shelton Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration as your other Shelton Funds account and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect,, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific Time) to exchange shares.

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You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online.

Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction with you by mail.

All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

Wire Instructions:

Provide your bank or broker with these instructions:

State Street Bank & Trust Co. ABA # 011000028 For: Shelton Funds Account # 00143305
For further credit to: Name of Fund: Account Registration: Account Number:	(name of fund here) (name on account here) (account number here)

In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. All purchases are subject to screens as required by applicable federal and state regulations. Please note a Fund and its manager reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase.

All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred in connection with the check that does not clear (i.e., the NSF check).

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. Wiring your money to us will generally reduce the time you must wait before redeeming or exchanging shares. You can wire federal funds from your bank or broker, which may charge you a fee.

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The Fund does not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by ALPS Fund Services, Inc. or the Fund.

Purchasing Additional Shares

Make your check payable to the Fund, in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments, unless made through the AIP as detailed below.

After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Fund’s AIP, you may arrange to make additional purchases (minimum $100) automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Fund.

The share prices of the Fund are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.

We reserve the right to suspend the offering of shares of the Fund for a period of time and to reject any specific purchase order in whole or in part.

How Fund Shares are Priced

The Fund is open for business every day that the New York Stock Exchange (NYSE) is open, with the exception of Columbus Day (observed) and Veterans Day (observed).  The Fund will calculate its net asset value each day that it is open for the processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of the Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding for the Fund. The Fund’s accounting service provider calculates the NAV as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open.  Occasionally, the Pricing Committee, subject to the supervision of the Fund’s Board of Trustees, will make a good faith estimate of a security’s “fair value” when market quotations are not readily available or deemed unreliable.   Please refer to “Fair Value Pricing” below for additional information.

The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by ALPS Fund Services, Inc. are executed at the net asset value next calculated.

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The share prices of the Fund will vary over time as interest rates and the value of its securities vary. Portfolio securities of the Fund listed on a national exchange are valued at the last reported sale price. Futures contracts are valued at their final settlement price as determined by the Chicago Mercantile Exchange.   U.S. Treasury Bills are valued at amortized cost, which approximates market value.  The share price of the Fund is reported by the Nasdaq Mutual Fund Quotation Service in the mutual funds section of various newspapers after the heading “Shelton Funds”.

Fair Value Pricing

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund .   When such events occur after the close of regular trading on foreign or other exchanges, but before trading on the NYSE is closed ( a “Significant Event”) the Fund must determine the “fair value” of the affected security or securities.   Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.   Generally fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale.   Generally speaking, the procedure adopted by the Board of Trustees requires the valuation committee or pricing committee, to convene, consider all available information regarding the affected security or securities, and based upon “general valuation considerations” set out in the procedures, arrive at a fair value in light of all of these factors and considerations.

To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund’s accounting service provider has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE.

Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities.   As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.

Performance Information

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against fund income. Performance information is based on historical data and does not indicate the future performance of any fund.

How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Fund is open for business. Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4 pm Eastern Time) after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember the Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

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By Mail

If you have not elected telephone redemption or transfer privileges, you must send a “medallion signature-guaranteed letter of instruction” specifying the name of the Fund, the number of shares to be sold, your name, and your account number to the Fund’s offices. If you have additional questions, please contact us at (800) 955-9988.

The Fund’s Transfer Agent requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders and their accounts.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., Pacific time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within 3 business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature.

By Telephone

You must have this feature set up in advance on your account. Call the Fund at (800) 955-9988. Give the name of the Fund in which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem.

Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Funds to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Fund employs reasonable procedures in an effort to confirm the authenticity of your instructions . These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further   agree that neither the Fund nor the Fund’s agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account.

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You should realize that by electing the telephone exchange or the online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

Systematic Withdrawal Plan

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Fund at (800) 955-9988.

Other Redemption Policies

Payment of Redemption Proceeds: The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind:   In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Retirement Plan Redemptions:   Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes.

Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within 7 days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts:   If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 because of redemptions. The Manager may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000.  If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

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The share prices of the Fund will fluctuate and you may receive more or less than your original investment when you redeem your shares.

The Fund and The Manager Reserve Certain Rights, Including the Following:

•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

•	To modify or terminate the exchange privilege on 60 days written notice.

•	To refuse any purchase or exchange purchase order.

•	To change or waive the Fund’s minimum investment amount.

•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Fund are restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this Prospectus.

•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in the Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes:

IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income.

SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

403(b) Plans. Open to eligible employees of certain states and non-profit organizations.

Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Fund reserves the right to change, modify or eliminate this waiver at any time.

We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

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Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail.

If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Fund will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration.  Shareholders receiving paper statements may be required to pay an account fee of $25.  A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited.

The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations.

We pay for regular reporting services, but not for special services .  Special services would include a request for a historical transcript of an account.   You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account.  Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. The Fund will use this practice for all future mailings. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Funds at (800) 955-9988.

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Risks of Frequent Transactions in Fund Shares (Market Timing)

The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent transactions of Fund shares may:

•	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or

•	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To address the potential of “market timing” the Fund has adopted policies and procedures designed to discourage excessive short-term trading.  Although market-timing can take place in many forms, the Fund generally defines a market-timing account as an account that has excessive, short-term redemptions or exchanges of Fund shares in an effort to profit from short-term movements in the price of securities held by the Fund.

The Fund’s frequent trading policies and procedures seek to discourage frequent trading by monitoring purchase transactions into, and redemption or exchange transactions out of, the Fund, within certain periodic intervals and above certain dollar thresholds, requiring reporting of suspected transactions to the Board of Trustees of the Fund, communication with relevant shareholders or financial intermediaries and, as permitted under applicable law, restrictions on Fund share transactions. The Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice. While the Fund makes efforts to identify and restrict frequent trading that could impact the management of the Fund, the Fund receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries.

If a shareholder, in the opinion of the Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder will be closed to new purchases or exchanges of Fund shares.

Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to, among other things:

•	Reject a purchase or exchange

•	Delay payment of immediate cash redemption proceeds for up to seven calendar days

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•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges)

•	Limit the amount of any exchange

The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

Disclosure of Portfolio Holdings

The Fund will make its portfolio holdings publicly available within sixty days from the end of each fiscal quarter. Shareholders will receive portfolio holdings information via the Fund’s annual and semi-annual reports, which will be mailed to shareholders and posted on the Shelton Capital Management web site. Additionally, a schedule of portfolio holdings will be filed with the Securities and Exchange Commission (the “SEC”), which provides public viewing via EDGAR, in accordance with the then current rules governing Form N-Q filings.

Portfolio holdings will be made available by the Fund’s administrator as of month end, calendar quarter end and fiscal quarter end by releasing the information to ratings agencies.  Shareholders may contact the Fund at (800) 955-9988 for a copy of this report.

A more complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Dividends & Taxes

Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in the Fund.

As a shareholder, you are entitled to your share of the dividends your Fund earns. The Fund distributes substantially all of its dividends annually.  Shareholders of record on the second to last business day of November of each year will receive the dividends.

Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year.

After every distribution, the value of the Fund share drops by the amount of the distribution. If you purchase shares of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

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Revenue Sharing

The Manager, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.   Such payments and compensation are in addition to service fees paid by the Fund.   These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.   Cash compensation may also be paid to intermediaries for inclusion of the Fund on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with your taxpayer identification number and other information the Fund considers appropriate to assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you .   Your information will be handled by us as discussed in our privacy statement below.

Privacy Statement

General Privacy Policy

When you become a shareholder of the Shelton Green Alpha Fund, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“Shareholder Information”). We consider your Shareholder Information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles:

•	We do not sell Shareholder Information.

•	We do not provide Shareholder Information to persons or organizations outside the Fund who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.

•	We afford prospective and former shareholders the same protections as existing shareholders with respect to the use of Shareholder Information.

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Information We May Collect:

We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of Shareholder Information needed for these purposes, such as:

•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.

•	From your transactions with our transfer agent, such as your transaction history, and account balance.

•	From electronic sources, such as our website or e-mails.

How We Use Information About You:

The Fund will only use information about you and your Fund accounts to help us better serve your investment needs or to suggest Shelton Funds services or educational materials that may be of interest to you.

Information Disclosure:

We do not disclose any non-public personal information about our shareholders or former shareholders to non-affiliated third parties without the shareholder’s authorization. However, we may disclose Shareholder Information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information:

We restrict access to your Shareholder Information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard Shareholder Information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet.

For shareholders with Internet access, Shelton Funds recommends that you do not provide your user name or password for any reason to anyone.

In the event that you hold shares of one or more Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

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To Learn More

This Prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

These are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

Statement of Additional Information

This includes more details about the Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

You may obtain a copy of these documents free of charge by calling the Fund at (800) 955-9988, by accessing the Funds’ website at www.sheltoncap.com, or by emailing the Funds at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s Public Reference Room, or by visiting the SEC’s Internet Site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

P.O. Box 387
San Francisco, CA 94104-0387
(800) 955-9988
www.sheltoncap.com

Investment Company Act File Number 811-04417

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SHELTON GREEN ALPHA FUND
P.O. Box 387
San Francisco, California 94104-0387
(800) 955-9988

Statement of Additional Information – March 8, 2013

The Shelton Green Alpha Fund is a series of the Shelton Funds (the “Trust”).

The Prospectus for the Fund dated March 8, 2013 , as may be amended from time to time, provides the basic information you should know before investing in the Fund, and may be obtained without charge from the Fund at the above address.

This Statement of Additional Information is not a prospectus. It contains information in addition to, and in certain cases more detailed than, the information set forth in the Prospectus.

This Statement of Additional Information is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund, and should be read in conjunction with the Prospectus.

The Fund is a diversified mutual fund that seeks to achieve long-term capital appreciation by investing primarily in long-term common stock growth equities in the green economy.   A “green economy” company is one that works to improve human well-being and social equity while significantly reducing environmental risks and ecological scarcities.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND	1
INVESTMENT RESTRICTIONS	7
Fundamental Investment Policies	7
Non-Fundamental Investment Policies	9
DISCLOSURE OF PORTFOLIO HOLDINGS	10
TRUSTEES AND OFFICERS	11
INVESTMENT MANAGEMENT AND OTHER SERVICES	14
POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS	19
ADDITIONAL INFORMATION REGARDING PURCHASES AND	20
REDEMPTIONS OF FUND SHARES	20
TAXATION	23
MISCELLANEOUS INFORMATION	27
APPENDIX

ABOUT THE SHELTON GREEN ALPHA FUND

The Shelton Green Alpha Fund (the “Fund”) is a series of the Shelton Funds (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.

The Trust, of which the Fund is a series, is organized as a Delaware statutory trust. The Trust, originally organized as two separate Massachusetts business trusts formed by Declarations of Trust dated September 11, 1985, as subsequently amended, was reorganized into a single Delaware statutory trust after the close of trading on December 29, 2006 and was renamed the Shelton Funds Trust on November 22, 2011.

The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for a specific Fund or for the Trust as a whole for purposes such as electing Trustees, changing fundamental policies, or approving an investment management agreement. You have equal rights as to voting and to vote separately by Fund as to issues affecting only your Fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholders. Shares of the Fund represent equal proportionate interests in the assets of the Fund, and have identical voting, dividend, redemption, liquidation and other rights.  Shareholders have no preemptive or other right to subscribe to any additional shares of the Fund.

Shelton Capital Management (“Shelton Capital” or the “ Advisor ”) is the investment adviser to the Fund and has the authority to manage the Fund in accordance with the investment objective, policies and restrictions of the Fund and subject to general supervision of the Fund’s Board of Trustees (the “Board of Trustees”).  Shelton Capital has delegated the day-to-day portfolio management of the Fund to Green Alpha Advisors, who will serve as the sub- advisor to the Fund.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

As stated in the prospectus, the Fund’s primary investment objective is long-term capital appreciation by investing in stocks in the green economy.

Equity securities in which the Fund will invest include common stocks and sponsored ADRs. At least 80% of the equity securities are common stocks and sponsored ADRs of companies working to address important environmental and economic issues .

The Fund may also invest in exchange traded funds (“EFTs”), futures contracts, options and options on futures contracts and real estate investment trusts as a substitute for purchasing securities to gain exposure to sectors of the market, depository receipts and participation notes.

DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES

Real Estate Investment Trusts

The Fund may invest in shares of Real Estate Investment Trusts (“REITs”).  REITs are companies that develop, own or finance real estate.   Most specialize in commercial property like apartments, offices, malls, clinics and warehouses.  Some specialize in a city or region.  Some finance real estate transactions by making loans or buying mortgages.

REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants.  Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects.  In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share, or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders.  The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.  In addition, the performance of a REIT or a real estate operating company may be affected by changes in t he tax laws or by its failure to qualify for tax-free pass-through of income.

Lending Portfolio Securities

From time to time, the Fund may lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Fund to be equivalent to securities rated investment grade by S&P, Moody’s or Fitch.  While the loan is outstanding, the Fund is required to maintain collateral at all times in an amount equal to at least 105% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from these securities.  Any cash collateral received by the Fund is to be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund.  The Fund retains all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and has the right to retain record ownership of loaned securities and exercise such beneficial rights.  Such loans are terminable at any time by either the Fund or the borrower.   The Fund may be required to pay administrative, finders’ and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund.  In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the Fund’s disposition of the collateral.  The Advisor will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Stock Index Futures Contracts

The Fund may enter into agreements to "buy" or "sell" a stock index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. An option on a stock index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most stock index futures are based on broad-based common stock indices,. Other broad-based indices include the New York Stock Exchange Composite Index, S&P BARRA/Value, Russell 2000, Value Line Composite Index, Standard & Poor's 100 Stock Index, The Nasdaq-100 Index, Dow Jones Euro Stoxx, and the MSCI (Morgan Stanley Capital International) Euro Index.

Additionally, the Fund may take advantage of opportunities in the area of futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. The Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while the Fund's index futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of the Fund's index futures positions with its other investments are discussed below.

Futures Margin Payments. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Advisor will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Fund do es business.

Limitations on Futures Transactions.   The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

The Sub-Advisor also intends to follow certain other limitations on the Fund's futures activities. Under normal conditions, the Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of the Fund's total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

The above limitations on the Fund’s investments in futures contracts, and the Fund’s policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. Non-fundamental policies may be changed without shareholder approval.

Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

The Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if the Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. The Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open future obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

When the Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Sub-Advisor anticipated a decline in common stock prices at a time when the Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

Asset Coverage for Futures Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and or other appropriate liquid assets (e.g., U.S. equities, U.S. Government securities or other high grade debt obligations) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. As noted above, price changes of the Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the respective benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder such Fund in the achievement of its objective.

Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

Liquidity of Futures Contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to five days for some types of securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

American Depository Receipts (ADRs)

Under normal circumstances, the Fund typically invests in sponsored and unsponsored ADRs. Such investments may subject the Fund to significant investment risks that are different from, and in addition to, those related to investments of U.S. domestic issuers or in the U.S. markets. Unsponsored ADRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as that for sponsored ADRs.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. In general ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets.

Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may seem more difficult to obtain reliable information regarding an issuer’s financial conditions and operations.

Settlement of transaction in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s investments. In addition, the cost of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of the broker-dealer, which may result in substantial delays in settlement. It may also be more difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investments or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government sponsored enterprises. Investments in foreign countries also involve the risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Options on Securities, Securities Indices and Currencies.

The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. In an effort to minimize risks, the Fund usually will not use options for speculative purposes or as leverage.

The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may be illiquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation (the “OCC”) to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s orders.

Securities of Other Investment Companies

The Fund may purchase closed-end funds and ETFs.  Unlike open-end investment companies, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over the counter.  Additionally, closed-end funds do not stand ready to issue or redeem on a continuous basis.  Closed-end funds often sell at a discount to net asset value.   ETFs are traded on national exchanges similar to individual stocks.  While a fund may offer to redeem at NAV, this feature is not available to anyone owning an ETF, except authorized participants.

Applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) require that the Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company’s total outstanding shares be deemed illiquid), or (ii) that Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder in an investment company, the Fund bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

Except as noted with respect to the Fund, the Trust has adopted the following restrictions as  fundamental policies of the Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. The Fund may not:

1.
Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 15% of the Fund’s total asset value. However, the Fund will not purchase additional securities while the value of its outstanding borrowings exceeds 5% of its total assets. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. (As a matter of operating policy, the Fund currently does not intend to utilize reverse repurchase agreements, but may do so in the future.)

2.
Except as required in connection with permissible futures contracts, buy any securities on “margin” or sell any securities “short,” except that it may use such short-term credits as are necessary for the clearance of transactions.

3.
Make loans, except (a) through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, (b) to the extent the entry into a repurchase agreement may be deemed a loan, or (c) to lend portfolio securities to broker-dealers or other institutional investors if at least 100% collateral, in the form of cash or securities of the U.S. Government or its agencies and instrumentalities, is pledged and maintained by the borrower.

4.
Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5.
With respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer would exceed 5% of the value of the Fund's total assets, or (b) the Fund would own more than 10% of the voting securities of any such issuer (both the issuer of the municipal obligation as well as the financial institution/ intermediary shall be considered issuers of a participation certificate), except that the Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company.

6.
Purchase securities from or sell to the Trust’s officers and Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust’s officers, Trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and Trustees together own beneficially more than 5% of such securities (non-fundamental for the Fund).

7.
Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.

8.	(a)
Invest in commodities and commodity contracts, or interests in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may invest in futures contracts as described in the Prospectus and in this Statement of Additional Information.

(b)	Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs.

9.	Invest in companies for the purpose of exercising control or management.

10.	(a)
Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and as such securities may be acquired in connection with a merger, consolidation, acquisition, or reorganization.

(b)	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

11.
Purchase illiquid securities, including (under current SEC interpretations) securities that are not readily marketable, and repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such illiquid securities.

12.
Invest 25% or more of its assets in securities of any one industry, although for purposes of this limitation, tax-exempt securities and obligations of the U.S. Government and its agencies or instrumentalities are not considered to be part of any industry (both the industry of the issuer of the municipal obligation as well as the industry of the financial institution/intermediary shall be considered in the case of a participation certificate).

13.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase and futures transactions.

Non-Fundamental Investment Policies

In addition, the Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations.  The Fund may not:

1.	Engage in short sales of securities.

2.
Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the “NYSE”) or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

3.
Enter into a futures contract or option on a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

4.	Invest more than 5% of its total assets in the securities of companies (including predecessors) that have been in continuous operation for a period of less than three years.

5.	Invest in puts, calls, straddles or spread options, or any combination thereof.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Fund’s policies and procedures, the Fund’s transfer agent and fund accountant, ALPS Fund Services, Inc. (the “Fund Accountant”) is responsible for dissemination of information about the Fund’s portfolio holdings.  Only an officer of the Fund may authorize the Fund Accountant to disclose portfolio holdings information.  The Fund, together with the Fund Accountant and the Advisor and Sub-Advisor (the “Service Providers”), may only disclose information concerning securities held in the Fund’s portfolios under the following circumstances:

1.	Within 60 days following the end of each month, calendar quarter and fiscal quarter, the Fund’s full portfolio holdings will be made publicly available by the following means:

a.
The Fund shall send shareholders portfolio holdings in the Fund’s annual and semi-annual reports, which are mailed to shareholders and posted on Shelton Capital’s website in accordance with the SEC guidelines. Additionally, quarterly reports are filed with the SEC.

b.	The Fund Accountant shall send portfolio holdings to nationally-recognized rating agencies via electronic transmission at least annually.

2.
The Fund or a Service Provider may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to (i) an investment adviser that is in merger or acquisition talks with the Advisor; (ii) disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties;(ii) disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Fund; or (iv) disclosure to a rating or ranking organization.

3.
As required by the federal securities laws, including the 1940 Act, the Fund will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Fund’s policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Fund, a Service Provider or any affiliate in connection with disclosure of such information.

TRUSTEES AND OFFICERS

The Trustees of the Trust have the responsibility for the overall management of the Trust, including general supervision and review of the Fund’s investment activities. The Trustees appoint the officers of the Trust who are responsible for administering the day-to-day operations of the Fund. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

•
Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Fund, including legal, accounting, the financial industry and the investment industry.

•	No conflicts which would interfere with qualifying as independent.

•	Appropriate interpersonal skills to work effectively with other Independent Trustees.

•	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.

•	Diversity of background.

Name and Address	Date of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Other Relevant Experience
Independent Trustees
James W. Miller, Jr. P.O. Box 387 San Francisco, CA 94104	05/28/66	Trustee, since 2002	Director, RREEF 2006 to present; Executive Vice President, Jones Lang LaSalle Americas, Inc. 1999 to 2006.	Shelton Greater China Fund	Experience in real estate in both law and business. J.D.
Kevin T. Kogler P.O. Box 387 San Francisco, CA 94104	02/21/66	Trustee, since 2006	President & CEO Microbiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to present; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.	Shelton Greater China Fund	Experience in investment banking and technology industry. M.B.A.
Stephen H. Sutro P.O. Box 387 San Francisco, CA 94104	04/09/69	Trustee, since 2006	Partner, Duane Morris LLP (law firm), 2003 to present.	Shelton Greater China Fund	Service on boards for nonprofit organizations. J.D.

Name and Address	Date of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships
Interested Trustee1
Stephen C. Rogers P.O. Box 387 San Francisco, CA 94104	06/27/66	President, since 1999; Secretary, since 1999; Chairman of the Board & Trustee since 1999	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present.	ETSpreads Shelton Greater China Fund
Officers
Teresa Axelson P.O. Box 387 San Francisco, CA 94104	12/04/47	Chief Compliance Officer, since 2011
Chief Compliance Officer, Shelton Capital Management, 2011 to present; Consultant, 2011; Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc.;  SM&R Investments, Inc. (6 mutual funds) and American National Investment Accounts, Inc. (5 mutual funds), 1968 - 2010.
N/A
William P. Mock P.O. Box 387 San Francisco, CA 94104	12/29/66	Treasurer, since 2010	Portfolio Manager, Shelton Capital Management, since 2010; Portfolio Manager , ETSpreads, 2007 to present; Head Trader, TKI Capital Management, 2003-2006.	N/A

The Board of Trustees for the Trust met four times during the fiscal year ended August 31, 2012. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

Board Leadership Structure and Standing Board Committees of the Trust

Stephen C. Rogers currently serves as the chairman of the board and has served in such capacity since 1999. Of the board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the Investment Company Act. The remaining members are independent trustees. The independent trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the fund’s Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent trustee may serve as an officer or employee of the Fund. The board has also established two committees, as described below.  The Audit committee is comprised solely of independent trustees. The board believes that the current leadership structure, with independent trustees filling all but one position on the board, is appropriate and allows for independent oversight of the Fund.

1	Basis of Interestedness. Stephen C. Rogers is affiliated with CCM Partners LP dba Shelton Capital Management, which is the investment Advisor of the Fund.

AUDIT COMMITTEE. The Board of Trustees has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Miller, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund’s independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Fund’s basic accounting system and the effectiveness of the Fund’s internal accounting controls. During the fiscal year ended August 31, 2012, there were two meetings of the Audit Committee.

PRICING COMMITTEE. The Board has a Pricing Committee, comprised of one independent Trustee of the Trust, certain officers of the Trust and of the Advisor , which reviews and monitors the pricing policies adopted by the Board of Trustees. The Pricing Committee is responsible for determining the fair value of the Fund’s securities as needed in accordance with the pricing policies and performs such other tasks as the Board of Trustees deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Fund. Committee members are required to report actions taken at their meetings at the next scheduled Board of Trustees meeting following the Pricing Committee's meeting.  During the fiscal year ended August 31, 2012, there were no meetings of the Pricing Committee.

Risk Oversight by the Board

As previously disclosed, the board oversees the management of the Fund and meets at least quarterly with management of the Advisor to review reports and receive information regarding fund operations. Risk oversight relating to the fund is one component of the board's oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board's committees assist the board in overseeing various types of risks relating to the fund. The board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor's risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor's enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board.

As shown in the following table, the total annual Trustee fees are equally divided between the Funds of the Trust and paid to the Trustees who are not affiliated with the Advisor.  The fees are currently $2,500 per quarter and $500 for each meeting attended.   The Audit Committee Chair is compensated $3,000 annually for services as Audit Committee Chair of the Trust.  The table provides information regarding the Funds as of August 31, 2012.

Name/Position	Aggregate Fund group compensation	Pension or Estimated retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
Stephen C. Rogers President, Secretary & Trustee	None	None	None	None
James W. Miller, Jr. Trustee	$12,000	None	None	$12,000
Kevin T. Kogler Trustee	$12,000	None	None	$12,000
Stephen H. Sutro Trustee	$15,000	None	None	$15,000

Aggregate Dollar Range of Equity Securities in the Trust:

Shelton Funds
Stephen C. Rogers	Above $100,000
James W. Miller, Jr.	Above $100,000
Kevin T. Kogler	Above $100,000
Stephen H. Sutro	$50,001-$100,000

INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services

CCM Partners, LP dba Shelton Capital Management, a California Limited Partnership (the “ Advisor ” or “Shelton Capital”), is the investment adviser to the Fund pursuant to the Investment Advisory Agreement dated March 8, 2013, between the Trust on behalf of the Fund and the Advisor (the “Agreement”). The Advisor is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Pursuant to the Agreement, the Advisor supplies investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor ’s activities are subject to review and supervision by the Trustees to whom the Advisor renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by the Advisor , including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with the Advisor , and its pro rata portion of premiums on the fidelity bond covering the Fund.

For the Advisor ’s services, the Fund pays a monthly fee computed at the annual rates of 1% for all assets.

The Agreement provides that the Advisor is obligated to reimburse the Fund (through a reduction of its management fees or otherwise) for all expenses (except for expenses such as front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) in excess of 1% of the Fund’s average daily net assets. The Advisor may also reduce its fees in excess of its obligations under the Agreement. The Advisor has agreed to pay organizational expenses of the Fund and may be reimbursed for such organizational expenses paid by the Advisor during the first three fiscal years of the Fund.

The Agreement is currently in effect until March 8, 2015 and will be in effect thereafter only if it is renewed for the Fund for successive periods not exceeding one year by (i) the Board of Trustees of the Trust or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

The Agreement may be terminated without penalty at any time by the Trust with respect to the Fund (either by the applicable Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares). Each Agreement may also be terminated by the Advisor on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Investment Sub-Advisory Services

Green Alpha Advisors, LLC, is the investment sub-advisor to the Fund pursuant to a Sub-Advisory Agreement dated March 8, 2013 , between the Advisor and the Sub- Advisor (the “Sub-Advisory Agreement”).

The Sub- Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and, as of December 31, 2012, managed and advised approximately $2.7 million in assets.  The Sub- Advisor ’s office is located at Boulder, Colorado. .

Pursuant to the Sub-Advisory Agreement, the Sub- Advisor ’s duties to the Fund include: (i) investment decisions and (ii) supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies.  The Sub- Advisor ’s activities are subject to review and supervision by the Board of Trustees to which the Sub- Advisor renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Fund expenses not assumed by the Sub- Advisor , including, but not limited to, taxes and governmental fees, fees and expenses of the Fund’s custodian, agents, broker and dealers; expenses incurred in connection with the acquisition and disposal of the assets of the Fund, including brokerage commissions; expenses in connection with the exercise of the voting rights of the Fund’s shares; expenses relating to interest charges; expenses incurred regarding registration and transfer; and any litigation expenses.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub- Advisor is entitled to receive from the Advisor , an advisory fee at an annual rate of ½ of 1% of the average daily net asset value of the Fund.  Such fees will be calculated daily and paid by the 30th day following the end of the quarter.  The net asset value of the Fund’s assets will be determined in the manner provided in the Prospectus or this statement of additional information, as applicable.

The Agreement will become effective March 8, 2013 , and will be in effect thereafter only if it is renewed by the Fund for successive periods not exceeding on year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated without penalty at any time by the Fund (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) upon sixty (60) days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Administrative Services

Pursuant to the Fund Administration Servicing Agreement, Shelton Capital (“Administrator”) also serves as the Fund’s Administrator. The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Trust, 0.08% on the next $500 million in combined assets of the Trust, and 0.06% on the Trust combined assets over $1 billion.

Portfolio Managers

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Rogers and Mock, managed as of December 31, 2012 :

Stephen C. Rogers
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	12	$773,493,239	0	0
Other Registered Investment Companies	1	17,370,209	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

William P. Mock
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	6	$276,302,837	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Registered Investment Companies	1	$17,370,209	0	0
Other Accounts	0	0	0	0

Potential Conflicts

Individual portfolio managers may manage multiple accounts.  The Advisor and the Sub- Advisor manage potential conflicts between the Fund and other accounts through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management.  The Advisor and the Sub- Advisor have developed trade allocation systems and controls to help ensure that no one account, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities.

Compensation of Portfolio Manager

Compensation of Portfolio Managers (PMs) includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the success of the Advisor rather than that of any one individual. The Manager does not have any “incentive compensation” or “deferred compensation” programs for the PMs. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. Some of the PMs also participate in equity ownership of the Advisor . Each element of compensation is detailed below:

Base Salary. PMs are paid a fixed base salary that is intended to be competitive in light of each PMs’ experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, full-time employees of the Advisor with at least one year of tenure participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Partnership interests. In the past, the firm has made partnership interests available in its general partner, RFS Partners to employees of the Advisor . PMs have participated in these offerings by purchasing interests in the partnership. Partnership interests may provide pass-through income of the firm’s profits and annual cash distributions based on each Partner’s proportionate profit sharing interest. Distributions are generally determined based on considerations of the Advisor ’s working capital requirements and on estimated tax liabilities associated with the pass-through income.

Employee Benefit Program. PMs participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan and company match.

The above information regarding compensation of PMs is current as of December 31, 2012.

Code of Ethics

The Fund, the Advisor and the Sub- Advisor have each adopted a separate code of ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and, in the case of the Advisor and Sub- Advisor , under Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Code of Ethics”).  The Codes of Ethics establish policies and procedures for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. The Advisor has entered into a proxy service agreement with Glass Lewis and intends to apply Glass Lewis’ pre-determined proxy voting guidelines when voting proxies on behalf of the Fund.

The Advisor recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Advisor , seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and has determined that entry into a third party proxy services agreement is in the best interest of the Fund and its shareholders. The Board will review its determination at least annually.

The Advisor seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”).  These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by Glass Lewis without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Advisor ’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Advisor and the Fund are referred to the Fund’s Board of Trustees. Specifically, the Advisor will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Advisor ’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, the Advisor weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Advisor seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the Advisor recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Advisor generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The Advisor believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the Advisor generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the Advisor generally votes in accordance with management on issues that, at the sole discretion of the Advisor , it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Fund  votes proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year will be filed on Form N-PX and will be available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http:///www.sec.gov.

Principal Underwriter

RFS Partners, a California limited partnership, is currently the principal underwriter of the Fund's shares under an underwriting agreement with the Fund, pursuant to which RFS Partners agrees to act as the Fund's distribution agent. The Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Fund’s Advisor . The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of the Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of the Fund's shares. In addition, the Advisor may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Fund.

Other Services

ALPS Fund Services, Inc. acts as the shareholder servicing agent for the Trust and acts as the Trust’s transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

US Bank N.A. (the “Custodian”) acts as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Trustees of the Trust concerning the Fund’s operations.

Tait, Weller & Baker LLP (the “Auditor”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Trust. The Auditor provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditor also audits the books of the Fund once each year.

The validity of shares of beneficial interest offered hereby has been passed on by Reed Smith LLP, 101 Second Street, 18th Floor, San Francisco, California 94105.

POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund, assignment of portfolio business, and negotiation of commission rates and prices are made by the Sub- Advisor , whose policy is to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Fund are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Fund will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

The Advisor and Sub- Advisor do not currently utilize soft dollar arrangements, but may do so in the future.  In order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that the Advisor and Sub-Advisor believes is important to best execution, the Advisor or the Sub-Advisor may place transactions with broker-dealers with which the Advisor has a “soft dollar” credit arrangement. When the Sub-Advisor uses brokers to execute equity transactions, or fixed-income transactions on an agency basis, the Sub-Advisor takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an equity transaction and/or or a fixed income transaction through a broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the broker will receive a commission for its services, including for the provision of research products, services or credits.

The Sub-Advisor will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that broker. Accordingly, the Sub-Advisor uses brokers to effect equity transactions for the Fund where the total cost is, in the Sub-Advisor ’s opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, the Sub- Advisor generally considers, among other things, the broker-dealer’s reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by the Sub-Advisor under the Agreements, to be useful in varying degrees, but of indeterminable value.

The Fund may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Sub-Advisor believes that such services were bona fide and rendered for the benefit of its clients. The Sub-Advisor does not currently use soft dollars but may do so in the future with respect to the Fund at its discretion, subject to oversight by the Board of Trustees.

ADDITIONAL INFORMATION REGARDING PURCHASES AND
REDEMPTIONS OF FUND SHARES

Purchase Orders

The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Fund’s Transfer Agent, ALPS Fund Services, Denver. Once shares of the Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trust's transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

The Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the Trust at any time and resumed at any time thereafter.

Shareholder Redemptions

All requests for redemption and all share assignments should be sent to the Fund, P.O. Box 387, San Francisco, California 94104-0387, or, for telephone redemptions, by calling the Fund at (800) 955-9988. For online redemptions, visit the Fund’s website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Fund will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Fund usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Fund’s shareholders. Also, the Fund will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust   understands that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The Fund will be closed in observance of Columbus Day and Veterans Day.  On holidays in which the Custodian is closed, any transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Fund have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed.

In an effort to discourage market timing, the Trust has adopted certain controls and procedures, including policies regarding the use of the “exchange privilege” (as described in the Prospectus).  In the event that a substantial portion of the Fund’s shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions.   The exchange privilege may be terminated or suspended by the Fund upon 60-days’ prior notice to shareholders.

Redemptions in Kind

The Trust has elected to rely on the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)

The valuation of the portfolio securities of the Fund is generally valued at the last reported sale price on the principal exchange on which they are traded. In the case of the Futures contracts held by the Fund, the valuation is determined using the settle price provided by either the Chicago Mercantile Exchange or the ICE, depending on the exchange the contract trades on, typically as of 1:15 p.m., Pacific time. Securities held by the Fund that have no reported last sale for any day that the Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price.  All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees.  Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determine that such valuation does not reflect fair value. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

TAXATION

General

The Fund is treated as a separate entity and intends to continue to qualify in each year to be treated as a separate “regulated investment company” under the Code.  The Fund has elected such treatment and intends to qualify during its fiscal year period ending August 31, 2013. To continue to qualify for the tax treatment afforded a regulated investment company under the Code, the Fund must distribute for each fiscal year at least 90% of its taxable income (including net realized short-term capital gains) and tax-exempt net investment income and meet certain source of income, diversification of assets and other requirements of the Code.  Provided the Fund continues to qualify for such tax treatment, it will not be subject to federal income tax on the part of its net investment income and its net realized capital gains which it distributes to shareholders, nor will it be subject to Delaware or California income or excise taxation.  The Fund must also meet certain Code requirements relating to the timing of its distributions, which generally require the distribution of substantially all of its taxable income and capital gains each calendar year, in order to avoid a 4% federal excise tax on certain retained amounts.

The Fund may purchase or sell futures contracts. Such transactions are subject to special tax rules which may affect the amount, timing and character of distributions to shareholders. Unless the Fund is eligible to make and makes a special election, such futures contracts that are "Section 1256 contracts" (such as a futures contract the margin requirements for which are based on a marked-to-market system and which is traded on a "qualified board or exchange") will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election is made, gain or loss from transactions in such futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Dividends of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable to shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Fund have been held. The current maximum federal individual tax rate applicable to ordinary income is 43.0%. The current maximum federal individual tax rate applicable to net long-term capital gains is 15% for investments held longer than 12 months. Dividends declared by the Fund in November or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

A portion of the Fund's ordinary income dividends may qualify for the dividends received deduction available to corporate shareholders under Code Section 243 to the extent that the Fund's income is derived from qualifying dividends. Availability of the deduction is subject to certain holding periods and debt-financing limitations. Because the Fund may also earn other types of income such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

For any fiscal year, the Fund may use the accounting practice called equalization in order to avoid the dilution of the dividends payable to existing shareholders. Under this procedure, that portion of the net asset value per share of the Fund which is attributable to undistributed income is allocated as a credit to undistributed income in connection with the purchase of shares or a debit to undistributed income in connection with the redemption of shares. Thus, after every distribution, the value of a share drops by the amount of the distribution. The use of equalization accounting by the Fund may affect the amount, timing and character of its distributions to shareholders.

The Fund is required to file information reports with the IRS with respect to taxable distributions and other reportable payments made to shareholders. The Code requires backup withholding of tax at a rate of 30% on redemptions and other reportable payments made to non-exempt shareholders if they have not provided the Fund with their correct social security or other taxpayer identification number and made the certifications required by the IRS or if the IRS or a broker has given notification that the number furnished is incorrect or that withholding applies as a result of previous underreporting.  Therefore, investors should make certain that their correct taxpayer identification number and completed certifications are included in the application form when opening an account.

Upon the sale, exchange or redemption of tis shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and its basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term if the shareholder’s holding period for the shares is more than twelve (12) months and otherwise will be short-term.  Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisers to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Reed Smith LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from the Fund at rates up to 30% (subject to reduction under certain income tax treaties).

Yield Disclosure and Performance Information

As noted in this SAI, the Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return

Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P(1+T)n = ERV

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P(1+T)n = ATVD

where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P(1+T)n = ATVDR

where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Yield

As stated in the Prospectus, the Fund may also quote its current yield and, where appropriate, effective yield and tax equivalent yield in advertisements and investor communications.

The current yield for the Fund is determined by dividing the net investment income per share earned during a specified 30-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, according to the following formula:

Yield = 2[(((a-b)/cd)+1)6 – 1)]

where:
a	=	dividends and interest earned during the period;
b	=	expenses accrued for the period (net of reimbursements);
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends;
d	=	the maximum offering price per share on the last day of the period.

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of the Fund which invests in tax-exempt obligations.  The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Distribution Rate

The Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of the Fund's distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from the Fund's yield because it may include capital gains and other items of income not reflected in the Fund's yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons

From time to time, advertisements and investor communications may compare the Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Fund may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal.

The Fund may compare its performance to the S&P 500 Index or other widely recognized market indices. These indices are unmanaged indices of common stock prices. The performance of index es is based on changes in the prices of stocks comprising such index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of each index.

The performance of the Fund may also be compared to compounded rates of return regarding a hypothetical investment of $10,000 at the beginning of each year, earning interest throughout the year at the copounding interest rates of 5%, 7.5% and 10%.

In assessing any comparisons of total return or yield, an investor should keep in mind that the composition of the investments in a reported average is not identical to the Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that the Fund will continue its performance as compared to any such averages.

MISCELLANEOUS INFORMATION

The shareholders of a Delaware business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

SHELTON FUNDS – Shelton Green Alpha Fund

FORM N-1A

PART C
OTHER INFORMATION

Item 28.  Exhibits

(a)	(1)	Agreement and Declaration of Trust dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 34.

(2)	Certificate of Trust dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 34.

(b)	By-Laws dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 35.

(c)	Instruments Defining Rights of Security Holders - Not applicable.

(d)	(1) Investment Advisory Agreement filed herewith.

(2) Discretionary Investment Advisory Agreement, filed herewith.

(e)	Underwriting Agreement dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 34.

(f)	Bonus or Profit Sharing Contracts - Not applicable.

(g)	Form of Custodian Agreement dated January 3, 2005 is incorporated by reference to Post-Effective Amendment No. 35.

(1)	First Amendment to Custodian Agreement dated February 27, 2006 is incorporated by reference to Post-Effective Amendment No. 35.

(2)	Second Amendment to Custodian Agreement dated October 31, 2006 is incorporated by reference to Post-Effective Amendment No. 35.

(h)	Other Material Contracts

(1)	Administration Agreement dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 35.

(2)	Amended and Restated Operating Expense Agreement dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 35.

(3)	Fund Accounting and Services Agreement is incorporated by reference to Post- Effective Amendment No. 31 to the Registration Statement as filed on January 4, 2005.

(i)	First Amendment to Fund Accounting and Services Agreement dated September 1, 2006 is incorporated by reference to Post-Effective Amendment No. 34.

(4)	Transfer Agency and Service Agreement dated December 3, 2004 is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement as filed on January 4, 2005.

(i)	First Amendment to Transfer Agency and Service Agreement dated September 1, 2006 is incorporated by reference to Post-Effective Amendment No. 34.

(5)	Shareholder Servicing Plan dated January 1, 2007 is incorporated by reference to Post-Effective Amendment No. 34.

(i)	Legal Opinion and Consent of Counsel as to legality of shares, filed herewith.

(j)	Auditors Consent -- Not Applicable

(k)	Omitted Financial Statements - Not applicable.

(l)	Initial Capital Agreement - Not applicable.

(m)	Rule 12b-1 Plan -- Not Applicable.

(n)	Rule 18f-3 Plan -- Not Applicable.

(o)	Reserved.

(p)	Revised Code of Ethics dated August 2010 – is incorporated by reference to Post-Effective Amendment No. 41

(q)	Power of Attorney dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 34.

Item 29.  Persons Controlled by or under Common Control with Registrant.

As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 30.  Indemnification

Article VII of the Registrant's Declaration of Trust provides that a trustee or officer of the Trust who is or was serving at the request of the Trust as a trustee or officer shall not be liable to the Trust or to any Shareholder in his capacity as a trustee or officer except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee or officer. A trustee also shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, and to the fullest extent that limitations on the liability of trustees and officers are permitted by the Delaware Statutory Trust Act or other applicable law, a trustee or officer shall not be responsible or liable in any event for any act, omission, neglect or wrongdoing of any other agent of the Trust, and/or of any officer, employee, consultant, investment adviser, principal underwriter, administrator, fund accountant or accounting agent, custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent of the Trust.

Article VII also provides that the Trust shall indemnify, out of Trust property, to the fullest extent permitted under applicable law, any trustee or officer of the Trust who was or is a party or is threatened to be made a party to any legal proceeding by reason of the fact that such person is or was a trustee or officer of the Trust, against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if the person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful. Further, the termination of any proceeding by judgment, order or settlement does not of itself create a presumption that such person did not act in good faith or that such person had reasonable cause to believe that such person's conduct was unlawful. Notwithstanding the foregoing, the Trust is not permitted to indemnify trustees or officers against such person's willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as an officer or trustee. The Declaration of Trust also provides that a trustee or officer may receive advancement of expenses in defending any proceeding or action involving such person's conduct as a trustee or officer of the Trust. The Declaration of Trust provides that any indemnification under Article VII shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Trustee or officer is proper in the circumstances by a majority vote of independent trustees or by independent legal counsel in a written opinion.

Additionally, with respect to indemnification against liability incurred by Registrant's underwriter, reference is made to Section 13 of the Underwriting Agreement dated January 1, 2007 between Registrant and RFS Partners. With respect to indemnification against liability incurred by Registrant's investment adviser, reference is made to Item 18 of the Investment Advisory Agreement dated March 8, 2013 between the Registrant and Shelton Capital.

Item 31.  Business and Other Connections of Investment Adviser.

CCM Partners dba Shelton Capital Management (“Shelton Capital”), a California Limited Partnership, is the Registrant's investment adviser with respect to these Fund . Shelton Capital has been engaged during the past two fiscal years as the investment adviser of the Shelton Funds (and its predecessors), a diversified, open-end management investment company, which comprises the following series: California Tax-Free Income Fund, California Insured Intermediate Fund, and California Tax-Free Money Market Fund, U.S. Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, Short-Term U.S. Government Bond Fund and the Shelton Green Alpha Fund. The principal business address of Shelton Capital is 44 Montgomery Street, Suite 2100, San Francisco, California 94104.

From December, 1990 through February 27, 1993, Shelton Capital served as investment adviser of the California Tax-Free Money Trust, a registered management investment company. The principal business address of California Tax-Free Money Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

The officer of Shelton Capital is Stephen C. Rogers. Stephen C. Rogers has also served as an officer of the Registrant and Shelton Capital since October 1994. Stephen C. Rogers was elected to the Board as Secretary and Trustee on August 4, 1998. He was elected as Chairman of the Board on October 26, 1999. For additional information, please see Part A of this Registration Statement.

Item 32.  Principal Underwriters

RFS Partners is the principal underwriter, and in that capacity distributes the shares of the Funds. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.

Item 33. Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by Registrant's Shareholder Servicing and Transfer Agent, ALPS Fund Services, LLC, 1625 Broadway, Suite 2200, Denver, CO 80202.

Item 34.  Management Services

All management-related service contracts are discussed in Part A or Part B of this Form N-1A.

Item 35.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on March 8, 2013.

SHELTON FUNDS
(Registrant)

By /s/ Stephen C. Rogers
Stephen C. Rogers, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers	Principal Executive Officer,	March 8, 2013
Stephen C. Rogers	Secretary and Trustee

/s/ James W. Miller, Jr.*	Trustee	March 8, 2013
James W. Miller, Jr.

/s/ Kevin T. Kogler*	Trustee	March 8, 2013
Kevin T. Kogler

/s/ Stephen H. Sutro*	Trustee	March 8, 2013
Stephen H. Sutro

* By: /s/ Stephen C. Rogers

Stephen C. Rogers, Attorney-in-Fact Pursuant to Power of Attorney is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed on October 31, 2006.

EXHIBIT INDEX

Exhibit No.	Description
Advisory Agreement
Sub-Advisory Agreement
Opinion of Counsel